UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 16, 2014

EP ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36253	46-3472728
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Houston, TX 77002	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 997-1200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

Satisfaction and Discharge of Indenture

As described in Item 7.01 below, on January 23, 2014, EP Energy Corporation (the “Company”) completed its initial public offering (the “Offering”) of 35,200,000 shares of its Class A common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $20.00 per share of Common Stock pursuant to a Registration Statement on Form S-1, as amended (File No. 333-190979), which was declared effective by the Securities and Exchange Commission on January 16, 2014 (the “Registration Statement”).

On January 23, 2014, pursuant to the Indenture, dated as of December 21, 2012 (the “Indenture”), between the Company’s subsidiaries, EPE Holdings LLC and EP Energy Bondco Inc. (together, the “Co-Issuers”), and Wilmington Trust, National Association, as trustee (the “Trustee”), the Co-Issuers provided notice to the Trustee that they had elected to redeem all of their outstanding 8.125%/8.875% senior PIK toggle notes due 2017 issued under the Indenture (the “Notes”), at a redemption price of 102%, plus accrued and unpaid interest thereon, on February 24, 2014 (the “Redemption”). On January 23, 2014, the Co-Issuers irrevocably deposited with the Trustee approximately $394.8 million, which is the amount sufficient to fund the Redemption and to satisfy and discharge (the “Discharge”) the Co-Issuers’ obligations under the Notes and the Indenture. The Company contributed a portion of the net proceeds from the Offering to the Co-Issuers to fund the Redemption and the Discharge.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Effective January 15, 2014, the day prior to the effectiveness of the Registration Statement, the Board of Directors of the Company adopted the EP Energy Corporation 2014 Omnibus Incentive Plan (the “Plan”).  Under the Plan, awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, incentive awards, and other cash or stock-based awards may be granted to current and future employees, consultants and directors of the Company and its subsidiaries. Subject to adjustment for certain corporate events, 12,433,749 shares is the maximum number of shares of Common Stock authorized and reserved for issuance under the Plan.

The foregoing description is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Certificate of Incorporation

On January 16, 2014, the Company filed with the Secretary of State of Delaware a Second Amended and Restated Certificate of Incorporation, which became effective as of such date. The description of the Second Amended and Restated Certificate of Incorporation set forth in the section entitled “Description of Capital Stock” in the Registration Statement is incorporated herein by reference and attached hereto as Exhibit 99.1. The description of the Second Amended and Restated Certificate of Incorporation contained herein is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit 3.1.

Amended and Restated Bylaws

On January 16, 2014, the Company’s Amended and Restated Bylaws became effective upon effectiveness of the Second Amended and Restated Certificate of Incorporation. The description of the Amended and Restated Bylaws set forth in the section entitled “Description of Capital Stock” in the Registration Statement is incorporated herein by reference and attached hereto as Exhibit 99.1. The description of the Amended and Restated Bylaws contained herein is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2.

Item 7.01. Regulation FD Disclosure.

On January 16, 2014, the Company announced that it had priced the Offering. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On January 23, 2014, the Company announced the completion of the Offering. A copy of the press released is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press releases are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibits be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of EP Energy Corporation

3.2	Amended and Restated Bylaws of EP Energy Corporation

10.1#	EP Energy Corporation 2014 Omnibus Incentive Plan

99.1	Copy of “Description of Capital Stock” from the Registration Statement

99.2	Press release dated January 16, 2014

99.3	Press release dated January 23, 2014

# Compensatory plan, contract or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP Energy Corporation

Date: January 23, 2014	By:	/s/ Marguerite N. Woung-Chapman
Marguerite N. Woung-Chapman
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of EP Energy Corporation

3.2	Amended and Restated Bylaws of EP Energy Corporation

10.1#	EP Energy Corporation 2014 Omnibus Incentive Plan

99.1	Copy of “Description of Capital Stock” from the Registration Statement

99.2	Press release dated January 16, 2014

99.3	Press release dated January 23, 2014

# Compensatory plan, contract or arrangement